PRELIMINARY COPY — SUBJECT TO COMPLETION
DATED NOVEMBER 25, 2024

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

SCHEDULE 14A

______________________

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant	☐
Filed by a Party other than the Registrant	☒

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PUERTO RICO RESIDENTS TAX-FREE FUND IV, INC.
(Name of Registrant as Specified in its Charter)

Ocean Capital LLC
W. Heath Hawk
BRENT D. ROSENTHAL
JOSÉ R. IZQUIERDO II
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY COPY — SUBJECT TO COMPLETION
DATED NOVEMBER 25, 2024

2024 ANNUAL MEETING OF STOCKHOLDERS OF
Puerto Rico Residents Tax-Free Fund IV, Inc.

PROXY STATEMENT
OF
OCEAN CAPITAL LLC

Please vote the BLUE Proxy Card “FOR” the election of our highly-qualified nominees.

Please sign, date and mail the enclosed BLUE Proxy Card today!

Ocean Capital LLC, a Puerto Rico limited liability company (“Ocean Capital,” “we,” “us,” or “ours”), and its managing member William Heath Hawk (together with Ocean Capital, Brent D. Rosenthal and José R. Izquierdo II, the “Participants”) are significant stockholders and beneficially own in the aggregate approximately 6.9% of the outstanding shares of common stock, par value $0.01 (the “Common Stock”), of Puerto Rico Residents Tax-Free Fund IV, Inc. (the “Fund”), a Puerto Rico corporation. We are writing to you in connection with our proposal to elect our nominees, Brent D. Rosenthal and José R. Izquierdo II, to the board of directors of the Fund (the “Board”) at the 2024 annual meeting of stockholders scheduled to be held virtually at 11:15 a.m. Atlantic Standard Time (10:15 a.m. Eastern Standard Time), on December 19, 2024, including any adjournments or postponements thereof and any meeting which may be called in lieu thereof (the “2024 Annual Meeting”). This Proxy Statement and the enclosed BLUE Proxy Card are first being furnished to stockholders on or about [•], 2024.

We are furnishing this Proxy Statement and the enclosed BLUE Proxy Card to seek your support at the 2024 Annual Meeting with respect to the election of Ocean Capital’s director nominees, Brent D. Rosenthal and José R. Izquierdo II (the “Nominees” and each individually, a “Nominee”), to serve as Class I directors on the Board, until their term expires at the Fund’s 2027 annual meeting of stockholders or until his respective successor is duly elected and qualified.

If you have already sent a proxy card furnished by the Fund’s management to the Fund, you have every right to change your vote by signing, dating and returning the enclosed BLUE Proxy Card or by following the instructions for telephone or Internet voting detailed thereon. Only your latest dated proxy card counts!

Please refer to the Section below, Information Concerning the 2024 Annual Meeting, and the Fund’s proxy materials, for additional information concerning the 2024 Annual Meeting, including how to register for the meeting, voting and proxy procedures, votes required for the election of directors and the solicitation of proxies. Any stockholder wishing to participate in the 2024 Annual Meeting by means of remote communication can do so, provided such stockholder registers for the 2024 Annual Meeting in advance. If you were a record holder of shares of Common Stock as of the close of business on November 4, 2024, the record date for the 2024 Annual Meeting (the “Record Date”), you must register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (4:00 p.m. Eastern Standard Time) on December 17, 2024 to attend and vote at the 2024 Annual Meeting. Broadridge Financial Solutions, Inc. (“Broadridge”) will then e-mail you the login information and instructions for attending and voting at the 2024 Annual Meeting. If you were a beneficial owner of shares of Common Stock as of the close of business on the Record Date, i.e., your shares were held for you by a broker, bank or other institution as of the close of business on the Record Date, please consult with your broker, bank or other institution on how to attend and vote at the 2024 Annual Meeting.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Sodali & Co (“Sodali”), toll free at (800) 662-5200 or collect at (203) 658-9400.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the Internet, free of charge, at the SEC’s website https://www.edgar.sec.gov.
The Edgar file number for the Fund is 811-23692.

IMPORTANT

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

•        If your shares are registered in your own name, you may vote such shares by signing, dating and mailing the enclosed BLUE Proxy Card to Ocean Capital LLC, c/o Sodali & Co, in the enclosed postage-paid return envelope today or by following the instructions for telephone or Internet voting detailed on the enclosed BLUE Proxy Card.

•        If your shares were held for you by a brokerage firm, bank, bank nominee or other institution on the Record Date, only they can vote such shares and only upon receipt of your specific instructions. Such brokerage firm, bank, bank nominee or other institution will not have discretionary voting power and, without your specific instructions on how to vote, the underlying shares will not be counted as shares present and entitled to vote at the meeting. Accordingly, please instruct your broker or bank to vote the BLUE Proxy Card on your behalf by following the instructions provided by your broker or bank.

REASONS FOR OUR SOLICITATION

With respect to the 2024 Annual Meeting, Ocean Capital, as one of the Fund’s largest stockholders, has notified the Fund of its intent to nominate two highly-qualified Nominees who would not be “interested persons” (based on Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”)) and are independent (based on Section 301 of the Sarbanes-Oxley Act of 2002). As discussed below, Ocean Capital previously nominated each of the Nominees at the Fund’s 2021 annual meeting of stockholders (the “2021 Annual Meeting”), which has not yet been consummated due to failure to achieve quorum.

As committed investors, we are looking for the Fund to significantly improve both performance and governance in order to generate maximum returns for all stockholders, consistent with the Fund’s investment objectives and strategies. We believe stockholders cannot expect the Fund to perform significantly better without fundamental change, beginning in the boardroom by adding fresh perspectives. If elected, the Nominees will be committed to putting stockholders’ interests first and evaluating all avenues to maximize value, including, but not limited to, consideration of the reestablishment of a share repurchase program, the liquidation of the Fund to realize its net asset value and other value-unlocking initiatives. Although there can be no assurances that any such avenues will in fact increase stockholder value, the Participants believe that the Nominees’ presence on the Board will benefit all stockholders.

Election of Directors

In furtherance of its objectives, Ocean Capital submitted director nominations, nominating Messrs. Rosenthal and Izquierdo, and put forward a business proposal to be voted on at the 2021 Annual Meeting. The 2021 Annual Meeting was initially scheduled to be held on December 21, 2021 but has been subsequently adjourned fifteen times for failure to reach a quorum. The 2021 Annual Meeting is scheduled to reconvene on December 19, 2024. In January 2023, a group of nine funds, including the Fund, filed an amended complaint against Ocean Capital. Please refer to the Section below, Appendix A — Information Concerning the Nominees and Participants, for more information regarding the related litigation. Additionally, please refer to the Sections below, Questions and Answers About the Proxy Materials and the 2024 Annual Meeting — What happened at the 2021 Annual Meeting?, for more information regarding Ocean Capital’s previous nominations and proposals.

The Federal Action

On February 28, 2022, the Plaintiff Funds (as defined below) first brought suit against Ocean Capital, Mr. Hawk and certain other named defendants, alleging certain of Ocean Capital’s proxy disclosures and other conduct of Ocean Capital and the defendants in connection with campaigns against the funds violated Sections 13(d), 14(a), and 20(a) of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”).4 At a total of nine annual stockholder meetings of three different Plaintiff Funds, Ocean Capital’s nominees have received sufficient votes to be elected to the respective Plaintiff Funds’ boards of directors.5 Each time, the Plaintiff Fund in question has refused to seat Ocean Capital’s directors, claiming the pendency of the aforementioned claims against Ocean Capital precluded the seating of Ocean Capital’s director candidates who received enough votes to be elected to their respective boards of their respective Plaintiff Funds at the annual meetings at which a quorum was present.6 However, on September 13, 2023, the U.S. District Court for the District of Puerto Rico (the “Court”) entered a partial judgment confirming its dismissal

____________

4        Tax Free Fund for Puerto Rico Residents, Inc. (“TFF I”) joined the Federal Action by an amended complaint filed January 5, 2023.

5        Ocean Capital’s director nominees received sufficient votes to be elected at: (i) the 2021, 2022 and 2023 annual stockholder meetings of Puerto Rico Residents Tax-Free Fund, Inc. (“PRRTFF I”); (ii) the 2021, 2022 and 2023 annual stockholder meetings of Puerto Rico Residents Tax-Free Fund VI, Inc. (“PRRTFF VI”); and (iii) the 2022, 2023 and 2024 annual stockholder meetings of TFF I.

6        The Plaintiff Funds claimed in the Amended Complaint (as defined below) that the proxies and votes submitted by Ocean Capital were invalid as to the 2021 and 2022 annual meetings of stockholders of PRRTFF I, PRRTFF VI and as to the 2022 annual meeting of stockholders of TFF I. The Plaintiff Funds, however, have never filed a securities claim as to the 2023 and 2024 annual meetings of stockholders of PRRTFF I, PRRTFF VI and TFF I. The Plaintiff Funds’ Amended Complaint was dismissed with prejudice by the district court in August of 2023. In September of 2023, the Plaintiff Funds moved to stay the order dismissing their complaint. On July 11, 2024, the Court denied any stay and directed the Plaintiff Funds to seat Ocean Capital’s nominees to the respective boards of PRRTFF I, PRRTFF VI and TFF I. On July 17, 2024, the First Circuit entered a stay pending appeal. The First Circuit held oral argument on September 10, 2024, but has not yet issued a decision. With respect to all meetings, the Plaintiff Funds in question have refused to seat Ocean Capital’s directors and to implement Ocean Capital’s business proposals based on the pendency of the lawsuit.

with prejudice of the funds’ claims. The Plaintiff Funds have not provided any justification other than the pendency of its claims for its failure to seat Ocean Capital’s director candidates who received enough votes to be elected, which has now continued for months past the dismissal of its claims against Ocean Capital and the other defendants. Ocean Capital filed counterclaims against PRRTFF I, PRRTFF VI and TFF I pursuant to Section 3655 (as defined below), seeking a declaration that Ocean Capital’s nominees to the Plaintiff Funds’ boards of directors had been validly elected at certain annual meetings and an injunction that they be seated immediately. Ocean Capital also moved for statutory injunction pursuant to Section 3655, requesting an order directing PRRTFF I, PRRTFF VI and TFF I to seat Ocean Capital’s nominees who received sufficient votes to be elected. On July 11, 2024, the Court entered judgment validating the election of Ocean Capital’s nominees and directing the Plaintiff Funds to seat Ocean Capital’s nominees on the boards of the Plaintiff Funds. The Plaintiff Funds appealed to the United States Court of Appeals for the First Circuit (the “First Circuit”). On July 17, 2024 the First Circuit entered a stay pending appeal. After expedited merits briefing, the First Circuit heard oral argument. Please refer to the Section below, Appendix A — Information Concerning the Nominees and Participants, for more information regarding the related litigation.

No matter how many shares of Common Stock you own, we urge you to vote your shares on the enclosed BLUE Proxy Card to support the election of our Nominees at the 2024 Annual Meeting, which we believe will help unlock value for investors.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

According to the Fund’s proxy statement, the Board is currently composed of six directors and two of the Fund’s directors are up for election at the 2024 Annual Meeting. We are seeking your support at the 2024 Annual Meeting to elect each of our two highly qualified Nominees in opposition to the Fund’s director nominees each to serve a three-year term expiring at the Fund’s 2027 annual meeting of stockholders or until his respective successor has been duly elected and qualified. Our Nominees, if elected at the 2024 Annual Meeting, will constitute a minority of the Board.

OUR NOMINEES

The following information sets forth the name, age, business address, positions held with the Fund, term of office and length of time served in such positions if applicable, principal occupation(s) for the past five years, number of portfolios in fund complexes overseen and other directorships held by each of our Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Fund’s governing instruments. There are no family relationships between the two Nominees. The specific experience, qualifications, attributes and skills that led us to conclude that our Nominees should serve as directors of the Fund are set forth below.

Name, Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships
Brent D. Rosenthal, 3 Drummond Terrace, Livingston, New Jersey 07039 (52)	N/A	N/A

Founder and Investor at Mountain Hawk Capital Partners, LLC, an investment fund, since 2017;

Partner in affiliates of W.R. Huff Asset Management, an employee-owned investment manager, from 2002 to 2016

N/A

Director of Horizon Kinetics Holding Corporation, a manufacturer of household products, since August 2024;

Director of Syntec Optics Holdings, Inc., a manufacturer of polymer optics and photonics, since April 2023;

Advisor to the Board of Directors and Executive Management of FLYHT Aerospace, a provider of solutions for the aviation industry, from December 2019 to June 2020, and Director since June 2020;

Director of RiceBran Technologies, a food company, from July 2016 to November 2024;

Director of comScore, Inc., a media measurement and analytics company, from April 2018 to June 2024

José R. Izquierdo II, 1225 Ponce de Leon Ave., Suite 803, San Juan, Puerto Rico 00907 (41)	N/A	N/A

Managing Member of Main Line Ventures LLC, a consulting firm, since 2018;

Executive Director of Puerto Rico Tourism Company, an agency of the Government of Puerto Rico, from 2017 to 2018; Principal at The Law Offices of José R. Izquierdo II, from 2013 to 2016

				N/A	N/A

Brent D. Rosenthal, age 52, founded Mountain Hawk Capital Partners, LLC, an investment fund focused on small and microcap equities in the technology, media, telecom (TMT) and food industries, in 2017. Mr. Rosenthal has served on the board of directors of Horizon Kinetics Holding Corporation since August 2024 (OTCMKTS: HKHC), Syntec Optics Holdings, Inc. (NASDAQ: OPTX) since April 2023, and FLYHT Aerospace Solutions Ltd (OTCQX: FLYLF) since June 2020. Previously he served as a director of RiceBran Technologies (OTCPK: RIBT) from July 2016 to November 2024 and Non-Executive Chairman/Lead Director of comScore, Inc. (NASDAQ: SCOR) from April 2018 to June 2024 and as a director from January 2016 to April 2018. Mr. Rosenthal also served as a director of Rentrak Corporation (NASDAQ: RENT) from 2008 to 2016, as a director to SITO Mobile (NASDAQ: SITO) from August 2016 to July 2018 as well as Advisor to the board of Park City Group, Inc. (NASDAQ: PCYG), the parent company of ReposiTrak Inc., from November 2015 to February 2018. Earlier in his career, Mr. Rosenthal was a Partner in affiliates of W.R. Huff Asset Management, an employee-owned investment manager, where he worked from 2002 to 2016, during which time he was an Advisor to the board of directors of Virgin Media (NASDAQ: VMED) and Time Warner Cable (NYSE: TWC). Mr. Rosenthal earned his B.S. from Lehigh University and M.B.A. from the S.C. Johnson Graduate School of Management at Cornell University. He is an inactive Certified Public Accountant.

José R. Izquierdo II, age 41, is a San Juan-based attorney with over a decade of experience in both the private and public sectors. Currently, he is the Member and Managing Director of Main Line Ventures, LLC, a firm that counsels corporations, international organizations and world-class athletes on a range of legal, strategic, and developmental matters. Mr. Izquierdo has served at Main Line Ventures, LLC since 2018. Mr. Izquierdo previously served as General Secretary of the World Boxing Organization’s Executive Committee, an international non-profit organization. At the government level, Mr. Izquierdo has served as Executive Director of the Puerto Rico Tourism Company, a public corporation responsible for stimulating, promoting and regulating the development of Puerto Rico’s tourism industry, from 2017 to 2018, member of the Governor of Puerto Rico’s fiscal transition team, member of the Government of Puerto Rico’s Economic Development Council, Assistant Secretary of Economic Development and has sat on numerous boards of directors. Mr. Izquierdo served as Principal at The Law Offices of José R. Izquierdo II. Mr. Izquierdo is a 2005 graduate of Haverford College and holds a Juris Doctorate from the University of Puerto Rico School of Law. The Nominating Stockholder believes Mr. Izquierdo’s extensive leadership experience at both the public and private sectors makes him qualified to serve as a director of the Fund.

SHARE OWNERSHIP OF NOMINEES

The following table contains a summary of the total number of shares of Common Stock beneficially owned by the Nominees as of the Record Date.

The information in the following table has been furnished to us by the Nominees. The percentages used below are based upon 9,181,416 shares of Common Stock outstanding, which represents the outstanding shares of Common Stock as of the Record Date:

Name and Address	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Brent D. Rosenthal 3 Drummond Terrace, Livingston, New Jersey 07039	0	N/A
José R. Izquierdo II 1225 Ponce de Leon Ave., Suite 803, San Juan, Puerto Rico 00907	0	N/A

Ocean Capital believes that the Nominees presently are not, and if elected as directors of the Fund, neither would be, an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act and that each of the Nominees would be independent within the meaning of Section 301 of the Sarbanes-Oxley Act of 2002.

In the event that our Nominees are not elected to the Board at the 2024 Annual Meeting, Ocean Capital intends to consider all available options in the future with respect to the Fund and its affiliated funds,7 including, without limitation, nominating director candidates and/or submitting stockholder proposals at future meetings of stockholders.

For additional information concerning our Nominees, see Appendix A — Information Concerning the Nominees and Participants.

Other than as described elsewhere in this Proxy Statement, none of the Participants has any material interest in this Proposal No. 1, individually or in the aggregate, including any anticipated benefit to any of them.

WE URGE YOU TO VOTE FOR THE ELECTION OF OUR NOMINEES ON THE ENCLOSED BLUE PROXY CARD AND INTEND TO VOTE OUR SHARES FOR THIS PROPOSAL.

____________

7        The affiliated funds include, without limitation, Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc., Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc., Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc., Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc., Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc., Puerto Rico Residents Tax-Free Fund, Inc., Puerto Rico Residents Tax-Free Fund VI, Inc., and Tax Free Fund for Puerto Rico Residents, Inc.

INFORMATION CONCERNING THE 2024 ANNUAL MEETING

VOTING AND PROXY PROCEDURES

The Fund has set the close of business on November 4, 2024 as the Record Date for determining stockholders entitled to notice of and to vote at the 2024 Annual Meeting. Stockholders of record at the close of business on the Record Date will be entitled to vote at the 2024 Annual Meeting. According to the Fund’s proxy statement, there were 9,181,416 shares of Common Stock outstanding and entitled to vote at the 2024 Annual Meeting as of the Record Date.

Stockholders, including those who expect to attend the 2024 Annual Meeting, are urged to authorize Ocean Capital to vote their shares on their behalf today by following the instructions for Internet voting detailed on the enclosed BLUE Proxy Card, by calling the toll-free number contained therein, or by signing, dating and mailing the enclosed BLUE Proxy Card in the enclosed return envelope to Ocean Capital LLC, c/o Sodali & Co, in the enclosed postage-paid envelope.

Authorized proxies will be voted at the 2024 Annual Meeting as marked and, in the absence of specific instructions, will be voted “FOR” the election of the Nominees, and, pursuant to Rule 14a-4(c) under the Exchange Act, in the discretion of the persons named herein as proxies on all other matters as may properly come before the 2024 Annual Meeting.

QUORUM

According to the Fund’s proxy statement, the presence at the 2024 Annual Meeting, virtually or represented by proxy, of the holders of more than one-half of the outstanding shares of the Fund entitled to vote, shall constitute a quorum. The shares whose proxies reflect an abstention on any item will be counted as shares present and entitled to vote at the 2024 Annual Meeting for purposes of determining whether a quorum exists. As discussed more fully in the Section below, — Abstentions; Broker Non-Votes, there will be no “broker non-votes” at the 2024 Annual Meeting. If the beneficial owner of securities held in street name does not provide instructions on how to vote, a broker is not permitted to give a proxy with respect to such beneficial owner’s shares. Accordingly, such shares will not count as present for purposes of determining whether a quorum is present or for purposes of Section 2(a)(42) of the 1940 Act.

Any stockholder wishing to participate in the 2024 Annual Meeting by means of remote communication can do so, provided such stockholder registers for the 2024 Annual Meeting in advance. If you were a record holder of shares of Common Stock as of the close of business on the Record Date, you must register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (4:00 p.m. Eastern Standard Time) on December 17, 2024 to attend and vote at the 2024 Annual Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the 2024 Annual Meeting. If you were a beneficial owner of shares of Common Stock as of the close of business on the Record Date, i.e., your shares were held for you by a broker, bank or other institution as of the close of business on the Record Date, please consult with your broker, bank or other institution on how to attend and vote at the 2024 Annual Meeting.

VOTES REQUIRED FOR APPROVAL

Election of Directors — The Fund has adopted a plurality vote standard for director elections, meaning the nominees receiving the highest number of affirmative votes will be elected as directors of the Fund at the 2024 Annual Meeting provided that a quorum is present.

None of the applicable Puerto Rico law, the Fund’s Certificate of Incorporation nor the Fund’s Amended and Restated By-Laws (the “Bylaws”) provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals set forth in this Proxy Statement. Accordingly, you will have no right to dissent and obtain payment for your shares in connection with such proposals.

ABSTENTIONS; BROKER NON-VOTES

Abstentions will be treated as votes present at the 2024 Annual Meeting for the purposes of quorum, but will not be treated as votes cast for the election of directors. Abstentions, therefore, will have no effect on the election of directors.

A “broker non-vote” results when a broker who holds shares for another person has not received voting instructions from the owner of the shares and, under the applicable rules, does not have discretionary authority to vote on a matter. Brokers are not permitted to vote shares without instructions on proposals that are not considered “routine.” Applicable regional and national stock exchange rules determine whether proposals are “routine” or “non-routine.” If a proposal is “routine,” a broker holding shares for an owner in “street name” may vote on the proposal without voting instructions. The proposal to elect directors to be voted upon at the 2024 Annual Meeting is “non-routine,” so brokers will not have discretionary authority to vote on the proposal. Therefore, if you do not provide voting instructions to your broker, then your shares will not be voted with respect to the election of directors at the 2024 Annual Meeting.

Because of the contested nature of the 2024 Annual Meeting, brokers holding shares of the Fund in “street name” for their customers will not be permitted by New York Stock Exchange (“NYSE”) rules to vote on any proposals on behalf of their customers and beneficial owners in the absence of voting instructions from their customers and beneficial owners.

Additional information regarding when a “broker non-vote” occurs with respect to non-routine matters will be found in the Fund’s proxy statement. We urge you to instruct your broker or other nominee to vote your shares for the BLUE Proxy Card so that your votes may be counted.

Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee to vote your shares for the BLUE Proxy Card so that your votes may be counted.

REVOCATION OF PROXIES

Stockholders of the Fund may, but need not, revoke their proxies at any time prior to exercise by (i) attending the 2024 Annual Meeting and voting his or her shares of Common Stock virtually, (ii) signing, dating and returning a later dated BLUE Proxy Card or the Fund’s proxy card, (iii) submitting a proxy with new voting instructions using the Internet or telephone voting system as indicated on the BLUE Proxy Card or the Fund’s proxy card or (iv) by submitting a letter of revocation. The delivery of a later-dated proxy card which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to Ocean Capital in care of Sodali at the address set forth on the back cover of the Proxy Statement or to the Fund’s Secretary at 270 Muñoz Rivera Avenue, Suite 1110, San Juan, Puerto Rico 00918, or to any other address provided by the Fund. Although a revocation is effective if delivered to the Fund, Ocean Capital requests that either the original or photostatic copies of all revocations be mailed to Ocean Capital LLC, c/o Sodali & Co, 430 Park Avenue, 14th Floor, New York, NY 10022, so that Ocean Capital will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares. If you hold your shares in street name, please check your voting instruction card or contact your bank, broker or nominee for instructions on how to change or revoke your vote. Additionally, Sodali may use this information to contact stockholders who have revoked their proxies in order to solicit later-dated proxies for the election of the Nominees.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to the Proxy Statement is being made by Ocean Capital. Proxies may be solicited by mail, facsimile, telephone, electronic mail, Internet, in person or by advertisements. The Participants will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Ocean Capital has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. Ocean Capital will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that certain regular employees of Ocean Capital will also participate in the solicitation of proxies in support of the Nominees. Such employees will receive no additional compensation if they assist in the solicitation of proxies.

Ocean Capital has entered into an agreement with Sodali for solicitation and advisory services in connection with this solicitation, for which Sodali will receive a fee of up to $75,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Sodali will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. Ocean Capital has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record.

It is anticipated that Sodali will employ up to 15 persons to solicit the Fund’s stockholders for the 2024 Annual Meeting. The entire expense of soliciting proxies is being borne by Ocean Capital. Ocean Capital does not intend to seek reimbursement from the Fund of all expenses it incurs in connection with this solicitation. Costs of this solicitation of proxies are currently estimated to be approximately $275,000 (including, but not limited to, fees for attorneys, solicitors and other advisors and other costs incidental to the solicitation). We estimate that through the date hereof, Ocean Capital’s expenses in connection with this solicitation are approximately $100,000.

STOCKHOLDER PROPOSALS

According to the Fund’s proxy statement, to be considered for presentation at any annual or special meeting of stockholders of the Fund, proposals by stockholders and persons nominated for election as directors by stockholders must be delivered to the Fund’s Secretary at its principal office no less than 30 nor more than 50 days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed less than 40 days prior to the date of the meeting, such notice must be given not more than 10 days after such date is first so announced or disclosed. Public notice will be deemed to have been given more than 40 days in advance of the annual meeting, if the Fund has previously disclosed, in the Bylaws or otherwise, that the annual meeting in each year is to be held on a determinable date unless and until the Board determines to hold the meeting on a different date. In order to be included in the Fund’s proxy statement and form of proxy, a stockholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

The incorporation of this information in the Proxy Statement should not be construed as an admission by us that such procedures are legal, valid or binding.

OTHER MATTERS AND ADDITIONAL INFORMATION

Ocean Capital is unaware of any other matters to be considered at the 2024 Annual Meeting. However, should other matters, which Ocean Capital is not aware of a reasonable time before this solicitation, be brought before the 2024 Annual Meeting, the persons named as proxies on the enclosed BLUE Proxy Card will vote on such matters in their discretion in accordance with Rule 14a-4(c) under the Exchange Act.

We are asking you to vote “FOR” the election of our Nominees.

Ocean Capital has omitted from this Proxy Statement certain disclosure required by applicable law that will be included in the Fund’s definitive proxy statement. This disclosure includes, among other things, biographical information on the Fund’s directors and executive officers, the dollar range of shares owned by the directors of the Fund, information regarding persons who beneficially own more than 5% of the Fund’s Common Stock, information on committees of the Board and other important information. Stockholders should refer to the Fund’s definitive proxy statement in order to review this disclosure.

According to the Fund’s proxy statement, UBS Asset Managers of Puerto Rico (“UBS”) (a division of UBS Trust Company of Puerto Rico) serves as the Fund’s investment adviser. UBS is located at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918.

According to the Fund’s proxy statement, ALPS Fund Services, Inc. serves as the Fund’s administrator. ALPS Fund Services, Inc. is located at 1290 Broadway, Suite 1000, Denver, CO 80203.

Please refer to the Fund’s proxy statement, for information about persons that beneficially owned 5% or more of the shares of Common Stock as of the Record Date.

The information concerning the Fund contained in this Proxy Statement has been taken from, or is based upon, publicly available information.

OCEAN CAPITAL LLC
[•], 2024

THIS SOLICITATION IS BEING MADE BY OCEAN CAPITAL AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE FUND. OCEAN CAPITAL IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE 2024 ANNUAL MEETING. SHOULD OTHER MATTERS WHICH OCEAN CAPITAL IS NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE 2024 ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION. OCEAN CAPITAL URGES YOU TO VOTE IN FAVOR OF THE ELECTION OF OCEAN CAPITAL’S NOMINEES, EITHER BY TELEPHONE OR BY INTERNET AS DESCRIBED IN THE ENCLOSED BLUE PROXY CARD OR BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD TODAY.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE 2024 ANNUAL MEETING

Who is entitled to vote?

Stockholders of record at the close of business on the Record Date, November 4, 2024, are entitled to be present and to vote at the 2024 Annual Meeting. Each share of Common Stock of record is entitled to one vote.

How do I vote my shares?

Shares held in record name.    If your shares are registered in your own name, please vote today by signing, dating and returning the enclosed BLUE Proxy Card in the postage-paid return envelope provided. Execution and delivery of a proxy by a record holder of Common Stock will be presumed to be a proxy with respect to all shares held by such record holder unless the proxy specifies otherwise. You may also vote your shares by following the instructions for telephone or Internet voting detailed on the enclosed BLUE Proxy Card.

Shares beneficially owned or held in “street” name.    If you hold your shares in “street name” with a broker, bank, trust company or other nominee, only that nominee can exercise the right to vote with respect to the shares of Common Stock that you beneficially own through such nominee and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your broker, bank, dealer, trust company or other nominee to vote in favor of the election of the Nominees. Please follow the instructions to vote provided on the enclosed voting instruction form provided by your broker, bank, trust company or other nominee and have your shares voted promptly.

Any stockholder wishing to participate in the 2024 Annual Meeting by means of remote communication can do so, provided such stockholder registers for the 2024 Annual Meeting in advance. If you were a record holder of shares of Common Stock as of the close of business on the Record Date, you must register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (4:00 p.m. Eastern Standard Time) on December 17, 2024 to attend and vote at the 2024 Annual Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the 2024 Annual Meeting. If you were a beneficial owner of shares of Common Stock as of the close of business on the Record Date, i.e., your shares were held for you by a broker, bank or other institution as of the close of business on the Record Date, please consult with your broker, bank or other institution on how to attend and vote at the 2024 Annual Meeting.

Shares of Common Stock represented by properly executed BLUE Proxy Cards will be voted at the 2024 Annual Meeting as marked and, in the absence of specific instructions, “FOR” Ocean Capital’s Nominees.

How should I vote on the Proposals?

We recommend that you vote your shares on the BLUE Proxy Card “FOR” Ocean Capital’s Nominees (Proposal 1) standing for election to the Board named in this Proxy Statement.

Can I change my vote or revoke my proxy?

If you are the stockholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the 2024 Annual Meeting. Proxies may be revoked by any of the following actions:

•        signing, dating and returning the enclosed BLUE Proxy Card (the latest dated proxy is the only one that counts);

•        submitting a proxy with new voting instructions using the Internet or telephone voting system as indicated on the BLUE Proxy Card or the Fund’s proxy card;

•        delivering a written revocation or a later dated proxy for the 2024 Annual Meeting to Ocean Capital LLC, c/o Sodali & Co, 430 Park Avenue, 14th Floor, New York, NY 10022, or to the Fund’s Secretary; or

•        attending the 2024 Annual Meeting virtually and voting (although attendance at the 2024 Annual Meeting will not, by itself, revoke a proxy).

If your shares are held in a brokerage account by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee. If you attend the 2024 Annual Meeting and you beneficially own shares but are not the record owner, your mere attendance at the 2024 Annual Meeting WILL NOT be sufficient to revoke your prior given proxy card. You must have written authority from the record owner (e.g., by obtaining a legal proxy) to vote your shares held in its name at the 2024 Annual Meeting. Contact Sodali toll free at (800) 662-5200 or collect at (203) 658-9400 for assistance or if you have any questions.

IF YOU HAVE ALREADY VOTED USING THE FUND’S PROXY CARD, WE URGE YOU TO REVOKE IT BY FOLLOWING THE INSTRUCTIONS ABOVE. Although a revocation is effective if delivered to the Fund, we request that either the original or a copy of any revocation be mailed to Ocean Capital LLC, c/o Sodali & Co, 430 Park Avenue, 14th Floor, New York, NY 10022, so that we will be aware of all revocations.

What is householding of proxy materials?

The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. Some banks and brokers with account holders who are stockholders of the Fund may be householding our proxy materials. A single copy of this Proxy Statement (and of the Fund’s proxy statement and annual report) will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund by writing to the Fund’s Secretary at Puerto Rico Residents Tax-Free Fund IV, Inc., 270 Muñoz Rivera Avenue, Suite 1110, San Juan, Puerto Rico 00918. Stockholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their bank or broker.

What is the Coalition of Concerned UBS Closed-End Bond Fund Investors?

On July 22, 2021, Ocean Capital launched a public website for “The Coalition of Concerned UBS Closed-End Bond Fund Investors.” The Coalition of Concerned UBS Closed-End Bond Fund Investors is not intended to describe a discernible group of investors, but instead is used to describe a like-mindedness of various stockholders who might understand and think similarly about the Fund and its affiliated funds with respect to which Ocean Capital has made nominations for director elections. Ocean Capital, its managing member, Mr. Hawk, and its Nominees have never entered, and have no intention to enter, into any agreement, whether oral or written, express or implied, to act together with any other person who could be described as a “Concerned UBS Closed-End Bond Fund Investor” for the purpose of acquiring, holding, voting or disposing of securities of any of the funds.

What happened at the 2021 Annual Meeting?

The 2021 Annual Meeting was initially convened on December 21, 2021 and was subsequently adjourned to March 17, 2022, May 5, 2022, June 9, 2022, August 2, 2022, September 22, 2022, December 15, 2022, March 9, 2023, June 1, 2023, August 3, 2023, November 2, 2023, January 16, 2024, April 18, 2024, July 18, 2024, October 17, 2024 and, most recently, to December 19, 2024. As of the date of this proxy statement, the 2021 Annual Meeting has been adjourned fifteen times and has yet to be consummated.

APPENDIX A

INFORMATION CONCERNING THE NOMINEES AND PARTICIPANTS

Ocean Capital has nominated two highly-qualified individuals for election as directors at the 2024 Annual Meeting: Brent D. Rosenthal and José R. Izquierdo II.

This proxy solicitation is being made by Ocean Capital, Mr. Hawk and the Nominees. Ocean Capital, Mr. Hawk and the Nominees may each be deemed a “Participant” and, collectively, the “Participants.”

As of the Record Date, the Participants may be deemed to “beneficially own” (within the meaning of Rule 13d-3 or Rule 16a-1 under the Exchange Act for the purposes of this Appendix A), in the aggregate, 636,494 shares of Common Stock (including 100 shares of Common Stock held in record name by Ocean Capital) representing approximately 6.9% of the Fund’s outstanding shares of Common Stock. The percentages used herein are based upon 9,181,416 shares of Common Stock outstanding, which represents the number of outstanding shares of Common Stock as of the Record Date, according to the Fund’s proxy statement.

As of the Record Date, Ocean Capital may be deemed to beneficially own 636,494 shares of Common Stock. As of the Record Date, Mr. Hawk may be deemed to beneficially own 636,494 shares of Common Stock, consisting of 636,494 shares of Common Stock owned by Ocean Capital, which Mr. Hawk, as Managing Member of Ocean Capital, may be deemed to beneficially own, collectively representing approximately 6.9% of the Fund’s outstanding shares of Common Stock.

Except as set forth in this Proxy Statement, as of the date of Record Date, the Nominees do not beneficially own any shares of Common Stock and have not entered into any transactions in securities of the Fund during the past two years.

Except as set forth in this Proxy Statement, neither of the Nominees nor any of their Immediate Family Members (as defined in Item 22 of Schedule 14A) owns beneficially or of record any class of securities in (i) the Fund’s investment advisor, principal underwriter or Sponsoring Insurance Company (as defined in Item 22 of Schedule 14A); or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Fund’s investment advisor, principal underwriter, or Sponsoring Insurance Company. Each of our Nominees specifically disclaims beneficial ownership of the securities that he does not directly own. For information regarding purchases and sales of securities of the Fund during the past two years by the Participants, see Exhibit A — Transactions in the Fund’s Securities During the Past Two Years.

Since the beginning of the Fund’s last two completed fiscal years, no officer of an investment advisor, principal underwriter, or Sponsoring Insurance Company of the Fund, or of a person directly or indirectly controlling, controlled by, or under common control thereby, serves, or has served, on the board of directors of a company of which either of the Nominees is an officer.

Neither of the Nominees nor any of their Immediate Family Members (as such term is defined in the 1940 Act) has or has had any direct or indirect interest, the value of which exceeded or is to exceed $120,000, during the past five years, in (i) the Fund’s investment adviser, principal underwriter or Sponsoring Insurance Company; or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Fund’s investment advisor, principal underwriter, or Sponsoring Insurance Company. In addition, neither of the Nominees nor any of their Immediate Family Members has, or has had since the beginning of the Fund’s last two completed fiscal years, or has currently proposed, any direct or indirect relationship, in which the amount involved exceeds $120,000, with any of the persons specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22 of Schedule 14A.

Ocean Capital believes that each Nominee presently is not, and if elected as a director of the Fund, would not be, an “interested person” within the meaning of Section 2(a)(19) of the 1940 Act and that each Nominee would be independent within the meaning of Section 301 of the Sarbanes-Oxley Act of 2002. No Nominee is a member of the Fund’s compensation, nominating and governance, dividend or audit committees that is not independent under any such committee’s applicable independence standards.

The Nominees will not receive any compensation from Ocean Capital for their services as directors of the Fund if elected. If elected, the Nominees will be entitled to such compensation from the Fund as is consistent with the Fund’s practices for services of directors who are not “interested persons” of the Fund.

Except as set forth in this Proxy Statement, neither of our Nominees is a party adverse to the Fund, or any of its subsidiaries, or has a material interest adverse to the Fund, or any of its subsidiaries, in any material pending legal proceeding.

We do not expect that any of our Nominees will be unable to stand for election, but, in the event that any Nominee is unable to serve or, for good cause, will not serve, the shares represented by the enclosed BLUE Proxy Card will be voted for a substitute nominee(s), to the extent this is not prohibited under the Fund’s Bylaws and Certificate of Incorporation and applicable law. In addition, we reserve the right to nominate a substitute person(s) if the Fund makes or announces any changes to the Bylaws or takes any other action that has, or if consummated would have, the effect of disqualifying any Nominee, to the extent this is not prohibited under the Bylaws, Certificate of Incorporation and applicable law. In any such case, the shares represented by the enclosed BLUE Proxy Card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws, Certificate of Incorporation and applicable law, if the Fund increases the size of the Board above its existing size or increases the number of directors whose terms expire at the 2027 Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Ocean Capital that any attempt to increase the size of the current Board or to change the classifications of the Board would constitute an unlawful manipulation of the Fund’s corporate machinery.

The principal occupation of Mr. Rosenthal is serving as Founder and Investor at Mountain Hawk Capital Partners, LLC. The principal occupation of Mr. Izquierdo is serving as Managing Member of Main Line Ventures LLC. The principal occupation of Mr. Hawk is President and Chief Executive Officer of First Southern, LLC, a boutique financial services company that provides a broad spectrum of investment and brokerage services to individuals and institutional clients. The principal business of Ocean Capital is investing in various opportunities in the financial arena and transacting any lawful business in Puerto Rico financial arenas.

The principal business address of Mr. Rosenthal is 3 Drummond Terrace, Livingston, New Jersey 07039, and the principal business address of Mr. Izquierdo is 1225 Ponce de Leon Ave., Suite 803, San Juan, Puerto Rico 00907. The principal business address of each of Mr. Hawk and Ocean Capital is GAM Tower, 2 Tabonuco St., Suite 200, Guaynabo, Puerto Rico 00968.

Each of the individual Participants is a citizen of the United States of America. Mr. Hawk and Mr. Izquierdo are residents of Puerto Rico.

The relevant information provided above has been furnished to Ocean Capital by the Nominees.

Except as set forth in this Proxy Statement, (i) during the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise, in any matter to be acted on at the 2024 Annual Meeting; (iii) no Participant owns any securities of the Fund which are owned of record but not beneficially; (iv) no Participant (other than Ocean Capital and Mr. Hawk, as disclosed elsewhere in this Proxy Statement) directly or indirectly beneficially owns any securities of the Fund; (v) no Participant has purchased or sold any securities of the Fund during the past two years; (vi) no part of the purchase price or market value of the securities of the Fund owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vii) no Participant is, or within the past year was, a party to any contracts, arrangements or understandings with any person with respect to any securities of the Fund, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (viii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Fund; (ix) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Fund; (x) no Participant or any of his or her associates nor any of his or her immediate family members (as defined in Instruction 1 to Item 404(a) of Regulation S-K) had any direct or indirect interest in any transaction, or series of similar transactions, since the beginning of the Fund’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Fund or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; and (xi) no Participant or any of his or her associates has any arrangement or understanding with any person with respect to any future employment by the Fund or its affiliates, nor with respect to any future transactions to which the Fund or any of its affiliates will or may be a party.

On November 16, 2021, Ocean Capital, Mr. Hawk and the Nominees entered into a Joint Filing and Solicitation Agreement pursuant to which, among other things, the parties agreed to (i) the joint filing of statements on Schedule 13D, and any amendments thereto, with respect to the securities of the Fund, (ii) solicit proxies in favor of the proposals submitted by Ocean Capital to the Fund’s stockholders for approval at the 2021 Annual Meeting, including the election of the Nominees to the Board as Class I directors, (iii) provide Mr. Hawk with notice of any purchase or sale of any securities of the Fund, and (iv) grant the Nominating Stockholder the right to pre-approve all expenses incurred in connection with the solicitation and agrees to pay all such pre-approved expenses. The Nominees were nominated by Ocean Capital for election as directors at the 2021 Annual Meeting, which is currently scheduled to be held on December 19, 2024.

On November 25, 2024, Ocean Capital and the Nominees entered into an amended and restated Joint Filing and Solicitation Agreement, pursuant to which Ocean Capital, Mr. Hawk and the Nominees agreed to solicit proxies in favor of the election of the Nominees at the 2024 Annual Meeting.

Except as set forth in this Proxy Statement, (i) there are no arrangements or understandings between Ocean Capital or its affiliates and the Nominees or any other person or persons pursuant to which the nominations are to be made by Ocean Capital at the 2024 Annual Meeting, other than the consent by each Nominee to be named in this Proxy Statement and to serve as a director of the Fund, if elected as such at the 2024 Annual Meeting, and (ii) no Nominee has purchased or sold any securities of the Fund’s investment advisor or its parents, or subsidiaries of either, since the beginning of the most recently completed fiscal year.

Except as set forth in this Proxy Statement, no Nominee nor any of his Immediate Family Members (as defined in Item 22 of Schedule 14A) has held any positions, including as an officer, employee, director or general partner, during the past five years with (i) the Fund, (ii) an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment advisor, principal underwriter, or Sponsoring Insurance Company (as defined in Item 22 of Schedule 14A) as the Fund or having an investment advisor, principal underwriter or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund, (iii) an investment adviser, principal underwriter, Sponsoring Insurance Company or affiliated person of the Fund or (iv) any person directly or indirectly controlling, controlled by or under common control with an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund.

Except as set forth in this Proxy Statement, no Nominee nor his Immediate Family Members owns any securities beneficially or of record in (i) an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund.

Except as set forth in this Proxy Statement, no Nominee nor any of his Immediate Family Members have any direct or indirect interest, the value of which exceeds $120,000, during the past five years in (i) an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund or (ii) a person (other than a registered investment company) directly or indirectly controlling, or controlled by or under common control with an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund.

Except as set forth in this Proxy Statement, no Nominee nor any of his Immediate Family Members have any material interest, direct or indirect, in any transaction, or series of similar transactions, since the beginning of the last two completed fiscal years of the Fund, or in any currently proposed transaction or series of similar transactions in which the amount involved exceeds $120,000 and to which any of the following persons was or is to be a party: (i) the Fund, (ii) an Officer (as defined in Item 22 of Schedule 14A) of the Fund, (iii) an investment company, or a person that would be an investment company but for exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment advisor, principal underwriter or Sponsoring Insurance Company as the Fund or having an investment advisor, principal underwriter or Sponsoring Insurance Company that directly or indirectly controls, is controlled by, or is under common control with an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund, (iv) an Officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment advisor, principal underwriter or Sponsoring Insurance Company that directly or indirectly controls, is controlled by or is under common control with an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund, (v) an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund, (vi) an Officer of an

investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund, (vii) a person directly or indirectly controlling, controlled by or under common control with an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund or (viii) an Officer of a person directly or indirectly controlling, controlled by or under common control with an investment advisor, principal underwriter or Sponsoring Insurance Company of the Fund.

Except as set forth in this Proxy Statement, no Nominee nor any of his Immediate Family Members have any direct or indirect relationship, in which the amount involved exceeds $120,000, that exists, or has existed at any time since the beginning of the last two completed fiscal years of the Fund, or is currently proposed, with any of the persons specified in paragraphs (b)(8)(i) through (b)(8)(viii) of Item 22 of Schedule 14A.

Except as set forth in this Proxy Statement, no Officer of an investment advisor, principal underwriter, or Sponsoring Insurance Company of the Fund, nor an Officer of a person directly or indirectly controlling, controlled by, or under common control with an investment advisor, principal underwriter, or Sponsoring Insurance Company of the Fund, serves, or has served since the beginning of the last two completed fiscal years of the Fund, on the board of directors of a company where any Nominee or his Immediate Family Member is, or was since the beginning of the last two completed fiscal years of the Fund, an Officer.

The following table sets forth the dollar range of equity securities beneficially owned by each Nominee as of the Record Date:

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Nominee in Family of Investment Companies
Brent D. Rosenthal	none	none
José R. Izquierdo II	none	none

Except as set forth in this Proxy Statement, (i) there are no material pending proceedings to which any Nominee or any of his or its associates or affiliated persons is a party adverse to the Fund or any of its affiliated persons or has a material interest adverse to the Fund or any of its affiliated persons and (ii) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K occurred during the past ten years.

The Federal Action

On January 5, 2023, a group of nine funds (collectively, the “Plaintiff Funds”), consisting of the Fund, Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc., Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc., Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc., Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc., Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc., PRRTFF I, PRRTFF VI, and TFF I, filed an amended complaint (the “Amended Complaint”) in the Court against Ocean Capital, Mr. Hawk and certain other named defendants (collectively, the “Defendants”). See Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc. et al. v. Ocean Capital LLC et al., No. 22-cv-01101 (D.P.R.). The Plaintiff Funds alleged that certain of Ocean Capital’s proxy disclosures related to campaigns against the Plaintiff Funds and certain other conduct by the Defendants in connection with these campaigns violated Sections 13(d), 14(a) and 20(a) of the Exchange Act.

On January 23, 2023, Ocean Capital answered the Amended Complaint and asserted counterclaims. That same day, Ocean Capital filed a motion for judgment on the pleadings, and additional defendants filed a motion to dismiss the Amended Complaint. On April 4, 2023, Ocean Capital filed an amended answer and counterclaims. It asserts three counterclaims against PRRTFF I, PRRTFF VI, and TFF I pursuant to Article 7.15 of the Puerto Rico General Corporations Law (14 L.P.R.A. § 3655) (“Section 3655”), seeking a declaration that Ocean Capital’s nominees to these Plaintiff Funds’ boards of directors had been validly elected at certain annual meetings. At several annual meetings of PRRTFF I, PRRTFF VI and TFF I, stockholders voted in favor of Ocean Capital’s nominees by overwhelming margins, but in every case, these three Plaintiff Funds have to date refused to seat Ocean Capital’s nominees as directors, despite having received sufficient votes to be elected, citing the allegations of the Plaintiff Funds’ lawsuit as a basis. In its counterclaims, Ocean Capital argued that these three Plaintiff Funds’ refusal to recognize the valid election of Ocean Capital’s nominees unlawfully disenfranchises the funds’ stockholders.

On April 14, 2023, Ocean Capital moved for a statutory injunction pursuant to Section 3655, seeking a court order directing that Ocean Capital’s nominees to the boards of PRRTFF I, PRRTFF VI and TFF I, all of whom received a sufficient number of votes to be elected to their respective boards by overwhelming margins, should be seated as directors without further delay. On April 18, 2023, PRRTFF I, PRRTFF VI, and TFF I moved to dismiss, or alternatively stay, Ocean Capital’s amended counterclaims, asserting that the counterclaims could not be appropriately decided until the Plaintiff Funds’ claims had been resolved.

On August 10, 2023, the Magistrate Judge assigned to the case issued a Report and Recommendation (the “August 2023 Report”) recommending dismissal of the securities claims asserted by the Plaintiff Funds against Ocean Capital and the other Defendants. The August 2023 Report found that the Plaintiff Funds’ claims failed on multiple grounds, including that they fail to state a claim for violation of the securities laws and are moot. The August 2023 Report also held that the disclosure requirements in the securities law provisions invoked by the Plaintiff Funds are “not intended to serve as a weapon for management to preserve control,” and noted the absence of dispute that Ocean Capital’s director nominees had received more votes than the incumbent directors at certain annual meetings of the funds. The Plaintiff Funds filed objections to the August 2023 Report on August 24, 2023. By opinion and order (the “Opinion and Order”) dated September 8, 2023, the Court overruled the Plaintiff Funds’ objections and adopted the August 2023 Report in full and accordingly dismissed the Plaintiff Funds’ claims. On September 13, 2023, the Court entered a partial judgment confirming its dismissal with prejudice of the Plaintiff Funds’ claims.

On September 22, 2023, the Plaintiff Funds filed a motion for entry of a final judgment and stay. In particular, the Plaintiff Funds proposed that the Court (a) enter either an appealable partial judgment related to the Court’s Opinion and Order dismissing the securities claims or, alternatively, resolve the entire lawsuit by entering judgment on the counterclaims in Ocean Capital’s favor and (b) stay further proceedings and the effect of any judgment on Ocean Capital’s counterclaims pending resolution of an appeal. On October 6, 2023, Ocean Capital and other defendants filed an opposition to any stay. Ocean Capital argued that the Plaintiff Funds’ motion was simply another attempt to further delay the seating of Ocean Capital’s nominees, that no stay was warranted and that the Plaintiff Funds, through their alternative proposal, had conceded that judgment should be entered in Ocean Capital’s favor. On November 1, 2023, the Plaintiff Funds filed a reply.

On October 30, 2023, Ocean Capital filed a motion for expedited hearing or expedited treatment of its counterclaims and related motions. On November 3, 2023, the Plaintiff Funds filed a response with a proposed order asking the Court to adjudicate the counterclaims in Ocean Capital’s favor but stay the effect of that order pending appeal. On November 9, 2023, Ocean Capital filed its reply brief, arguing against a stay.

On May 13, 2024, the Magistrate Judge assigned to the case issued a Report and Recommendation (the “May 2024 Report”) recommending that the Court enter judgment on Ocean Capital’s Section 3655 counterclaims in favor of Ocean Capital but grant the Plaintiff Funds’ motion to stay that judgment pending appeal. On May 24, 2024, Ocean Capital filed objections to the portion of the May 2024 Report that stayed the judgment pending appeal, arguing, among other things, that the Magistrate Judge applied the wrong standard by not requiring the Plaintiff Funds to demonstrate a likelihood of success on appeal, that the Plaintiff Funds had not made any showing that they would succeed on appeal, and that the Plaintiff Funds did not make the required showing that they would be irreparably harmed absent a stay. To the contrary, Ocean Capital argued that it and the Plaintiff Funds’ stockholders would be substantially harmed if the judgment is stayed pending appeal, because a stay would prevent Ocean Capital’s nominees to the boards of PRRTFF I, PRRTFF VI and TFF I, who have been elected by substantial margins, from taking their seats during the appellate process and allow directors that stockholders have rejected to remain in their seats during this time. On June 7, 2024, the Plaintiff Funds filed an opposition to Ocean Capital’s objections, and on June 10, 2024, Ocean Capital filed its reply.

On July 11, 2024, the Court entered judgment on the Opinion and Order in favor of Ocean Capital and denied any stay. On July 12, 2024, the Court entered final judgment on the Opinion and Order, validating the election of Ocean Capital’s nominees to the boards of PRRTFF I, PRRTFF VI and TFF I and directing the Plaintiff Funds to seat Ocean Capital’s nominees to the respective boards. The Plaintiff Funds subsequently filed an appeal in the First Circuit. On July 17, 2024, the First Circuit entered a stay pending appeal and ordered an expedited briefing. The parties have completed merit briefing and oral argument was held on September 10, 2024. The parties are currently awaiting the First Circuit’s decision on the Plaintiff Funds’ appeal.

IMPORTANT

Tell the Board what you think! Your vote is important. No matter how many shares you own, please give Ocean Capital your proxy “FOR” the election of Ocean Capital’s Nominees by voting your shares by telephone or Internet as described in the enclosed BLUE Proxy Card or by signing, dating and returning the enclosed BLUE Proxy Card in the postage-paid envelope provided.

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the BLUE Proxy Card. In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet. Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet. Ocean Capital urges you to confirm in writing your instructions to Ocean Capital in care of Sodali at the address provided below so Ocean Capital will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or require additional information concerning this Proxy Statement, please contact Sodali at the address and telephone numbers set forth below:

430 Park Avenue, 14th Floor
New York, NY 10022
Stockholders Call Toll Free: (800) 662-5200
Banks, Brokers, Trustees and Other Nominees Call Collect: (203) 658-9400
Email: ocean@investor.sodali.com

P

EXHIBIT A

TRANSACTIONS IN THE FUND’S SECURITIES DURING THE PAST TWO YEARS

OCEAN CAPITAL LLC

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Sale of Common Stock	(11,223.00)	7/8/2024
Sale of Common Stock	(30,000.00)	6/28/2024
Sale of Common Stock	(25,547.00)	6/3/2024
Sale of Common Stock	(15,342.00)	10/3/2023
Sale of Common Stock	(8,730.00)	7/5/2023
Sale of Common Stock	(20,000.00)	6/28/2023

WILLIAM HEATH HAWK

Nature of the Transaction	Securities Purchased (Sold)	Date of Purchase/Sale
Sale of Common Stock	(7,000.00)	6/28/2024

BRENT D. ROSENTHAL

None.

JOSÉ R. IZQUIERDO II

None.

No part of the purchase price or market value of any of the securities specified in the transactions listed in this Exhibit A was represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

BLUE PROXY PRELIMINARY COPY – SUBJECT TO COMPLETION DATED NOVEMBER 25, 2024 2024 ANNUAL MEETING OF SHAREHOLDERS OF PUERTO RICO RESIDENTS TAX-FREE FUND IV, INC. THIS PROXY IS SOLICITED ON BEHALF OF OCEAN CAPITAL LLC The 2024 annual meeting of stockholders (including any adjournments or postponements thereof and any meeting that be called in lieu thereof, the “2024 Annual Meeting”) of Puerto Rico Residents Tax-Free Fund IV, Inc. (the “Fund”) is scheduled to be held virtually on December 19, 2024 at 11:15 AM Atlantic Standard Time (10:15 AM Eastern Standard Time). Ocean Capital LLC, a Puerto Rico limited liability company (“Ocean Capital”), and the other participants in its solicitation have nominated two director candidates for election to the Fund’s board of directors (the “Board”), to be voted upon at the 2024 Annual Meeting. SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS MADE AS TO ANY INDIVIDUAL ITEM HEREIN, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED “FOR” OCEAN CAPITAL’S NOMINEES OR IN THEIR DISCRETION UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE 2024 ANNUAL MEETING TO THE EXTENT AUTHORIZED UNDER RULE 14a-4(c) OF THE EXCHANGE ACT. WE URGE YOU TO VOTE FOR THE ELECTION OF OUR NOMINEES AND INTEND TO VOTE OUR SHARES “FOR” OCEAN CAPITAL’S NOMINEES. THE UNDERSIGNED HOLDER OF COMMON STOCK OF THE FUND HEREBY APPOINTS WILLIAM HEATH HAWK AND MICHAEL VERRECHIA, AND EACH OR ANY OF THEM, PROXIES TO THE UNDERSIGNED WITH FULL POWER OF SUBSTITUTION AND RESUBSTITUTION AND TO ACT WITHOUT THE OTHER, TO VOTE ALL THE SHARES OF COMMON STOCK OF THE FUND THAT THE UNDERSIGNED MAY BE ENTITLED TO VOTE AT THE 2024 ANNUAL MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE BLUE PROXY CARD DELIVERED TO YOU AND RETURN IT PROMPTLY. RETURNING YOUR BLUE PROXY CARD WILL NOT PREVENT YOU FROM VOTING AT THE MEETING, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND.THIS CARD IS SOLICITED ON BEHALF OF OCEAN CAPITAL LLC. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. Continued and to be dated and signed on reverse side) TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED SEE REVERSE SIDE Important Notice Regarding the Availability of Proxy Materials The Notice and Proxy Statement and Annual Report are available at: www.proxyvoting.com/OceanCapital

PRELIMINARY COPY – SUBJECT TO COMPLETION DATED NOVEMBER 25, 2024 1 To elect Ocean Capital’s director nominees, José R. Izquierdo II and Brent D. Rosenthal, to serve as Class I directors on the Board, until their terms expire at the Fund’s 2027 annual meeting of stockholders or until their respective successors are duly elected and qualified. FOR ALL WITHHOLD ALL FOR ALL EXCEPT INSTRUCTIONS: To vote against an individual nominee, mark the “FOR ALL EXCEPT” box and write the name(s) of the nominee(s) on the line below: Ocean Capital does not expect that either of the Nominees will be unable to stand for election, but, in the event that either Nominee is unable to serve or for good cause will not serve, the shares of common stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Fund’s Bylaws or Certificate of Incorporation or applicable law. In addition, Ocean Capital reserves the right to nominate substitute person(s) depending on the size of the Board and number of candidates up for election to the Board at the 2024 Annual Meeting. In any such case, shares of common stock represented by this proxy card will be voted for such substitute nominee(s). Date (Signature) (Signature) (Signature if held jointly) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. PLEASE SIGN, DATE AND RETURN THIS BLUE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED TO AUTHORIZE YOUR PROXY BY TELEPHONE OR INTERNET QUICK EASY IMMEDIATE Your telephone or internet proxy authorizes the Proxies to vote your shares in the same manner as if you marked, signed and returned your BLUE proxy card. AUTHORIZE YOUR PROXY BY INTERNET: THE WEB ADDRESS IS www.proxyvoting.com/OceanCapital. You will be asked to enter a CONTROL NUMBER which is located in the lower right-hand corner of this form. AUTHORIZE YOUR PROXY BY PHONE: You will be asked to enter a CONTROL NUMBER which is located in the lower right- hand corner of this form. Call Toll Free 866-540-5759 There is NO CHARGE to you for this call OPTION A: You are encouraged to review each proposal and select a voting choice before you submit your proxy. Please press 0 in order to vote on each proposal separately. OPTION B: If you prefer not to select a voting choice with respect to each proposal you may press 1 to submit a proxy. If you select this option, your shares will be voted in accordance with the recommendations made by Ocean Capital. Internet and Telephone voting is available through 11:59 P.M. Eastern Time on the day before the Annual Meeting. CONTROL NUMBER for Telephone/Internet Proxy Authorization